UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    Form 8-K
                                     CURRENT


          Pursuant to Section 13 of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                June 30, 2000



                         Meditech Pharmaceuticals, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                      000-12561                    95-3819300
---------------------------         -----------              ------------------
(State or other jurisdiction of     (Commission                (IRS employer
incorporation or organization)       File No.)               Identification no.)



             PMB 382, 10105 E. Via Linda, #103, Scottsdale, AZ 85258
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              (Address of principal executive offices and zip code)



                                 (480) 614-2874
                               ------------------
                         (Registrant's telephone number)

Item 5.  Other Events
         ------------

Attached hereto as Exhibit 00.2 is a copy of Meditech Pharmaceutical, Inc.'s press release dated July 6, 2000 titled "Meditech Pharmaceuticals, Inc. Secures $30 Million Funding Commitment".

The agreement contains confidentiality provisions designed to safeguard the confidential information to be shared by the parties under the agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c) Exhibits

 EXHIBIT
 NUMBER        DESCRIPTION
 ------        -----------
  99.1 Meditech Pharmaceutical, Inc.'s press release dated July 6, 2000 titled "Meditech Pharmaceuticals, Inc. secures $30 Million Funding Commitment:.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Meditech Pharmaceuticals, Inc.
                                    (Registrant)

                                    By: /s/   Gerald N. Kern
                                    -------------------------
                                    Gerald N. Kern
                                    Chief Executive Officer
                                    Date: July 5, 2000